William J. Reuter Chairman & CEO Drew K. Hostetter Chief Financial Officer Susquehanna Bancshares, Inc. Investor Presentation 2 Quarter, 2012 Exhibit 99.1 nd

Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, we may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna, including our strategic objectives and targets for 2012 and
2013. We encourage investors to understand forward-looking statements to be
strategic objectives rather than absolute targets of future performance.   We
wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange Commission.
Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Susquehanna Profile
Susquehanna Profile
Corporate Overview
Super-Community Bank  headquartered in Lititz, PA
260 banking offices located in PA, NJ, MD and WV
36
th
largest U.S. commercial bank based on asset size
Financial Highlights 6/30/2012
Assets: $18.0 billion
Deposits: $12.7 billion
Loans & Leases: $12.6 billion
Additional affiliates:
Wealth management
Insurance brokerage and employee benefits
Commercial finance
Vehicle leasing

Assets under management $7.5 billion
and administration:

Executive Leadership Team
Executive Leadership Team

Drew
Hostetter
Chief Financial
Officer
30 years banking
experience, including
18 with Susquehanna
Michael
Quick
Chief Corporate
Credit Officer
42 years banking
experience, including
21 with Susquehanna
Gregory
Duncan
Chief Operating
Officer
29 years banking
experience, including
22 with Susquehanna
Andrew
Samuel
Chief Revenue
Officer
28 years banking
experience, including
1 with Susquehanna
Mike
Harrington
Treasurer
26 years banking
experience, including
1 with Susquehanna

Top 3 Market Share in 14 Counties
Top 3 Market Share in 14 Counties
Susquehanna  Bank Branch Map
Source: SNL Financial
Note: Shaded counties indicate those in which Susquehanna holds a top 3 market position

Attractive Footprint
Source: SNL Financial and  United States Department of Labor
Susquehanna Bancorp Inc. weighted by county deposits
Strong markets that are
demographically and
economically diverse
SUSQ operates in 8 of the top
20 counties in PA, MD and NJ
for median household income.
Unemployment rate in SUSQ
markets was 7.9% for 2011
compared with 8.9% national
average.

Community Banking Opportunities
Community Banking Opportunities
Source: SNL Financial
Note: Regulatory branch and deposit data as of June 30, 2011; banks and thrifts with deposits in counties SUSQ operates in Pa/NJ/MD
Tradition branches only, as defined by SNL
1
st
overall in market share,
excluding companies with
greater than $75 billion in assets
7
th
overall in deposit market
share in the counties of
operation
Significant opportunities exist
to gain market share within
current footprint
Rank Institution
Branch
Count
Total Deposits
in Market
($000)
Total
Market
Share (%)
1 Wells Fargo & Co. 369 43,345,663 16.2%
2 PNC Financial Services Group Inc. 357 26,422,590 9.9%
3 Bank of America Corp. 228 25,496,995 9.5%
4 M&T Bank Corp. 293 21,986,372 8.2%
5 Toronto-Dominion Bank 164 18,523,241 6.9%
6 Royal Bank of Scotland Group Plc 180 16,439,153 6.1%
7 Susquehanna Bancshares Inc. 262 11,833,347 4.4%
8 Banco Santander SA 177 11,157,524 4.2%
9 Fulton Financial Corp. 184 9,192,043 3.4%
10 National Penn Bancshares Inc. 110 5,620,114 2.1%
11 Beneficial Mutual Bancorp Inc. (MHC) 64 4,004,134 1.5%
12 BB&T Corp. 68 3,705,210 1.4%
13 First Niagara Financial Group Inc. 63 2,718,970 1.0%
14 SunTrust Banks Inc. 38 1,928,002 0.7%
15 Metro Bancorp Inc. 33 1,916,897 0.7%
Total      (1-15) 2,590 204,290,255     76.4%
Total      (1-244) 3,960 267,377,935     100.0%
Deposit Market Share: Counties of Operation

Uniquely positioned as the largest
Pennsylvania based community bank

Main Street Banking
The Susquehanna Way
Main Street Banking
The Susquehanna Way

Personalized customer service of a local community bank, backed by the lending capacity and diverse expertise of a regional financial services company
A focus on building enduring relationships
Broad, diverse product offerings
Culture of excellence and exceeding customer expectations
Attracting, retaining and developing top level talent
Knowing our customers
Supported by regional banking model

Regional Banking Model Regional Banking Model 12 Regions with local leadership teams 9

Regional Banking Model
Regional Banking Model

Stress “ownership” of local markets by leadership teams
Each region is led by a regional president and retail and
commercial executives with strong community ties
Customers have access to bank decision makers
Line of business reporting for cash management, commercial real estate lending and middle-market lending
Centralized credit underwriting and risk management

Organic growth supported by
strategic acquisitions
Organic growth supported by
strategic acquisitions
Completed Bank Acquisitions
2003 –Patriot Bank Corp.
2005 –Minotola National Bank
2007 –Community Banks Inc.
2011 –Abington Bancorp, Inc.
2012 –Tower Bancorp, Inc.

Assets ($ millions)

Deposit Growth Deposit Growth Deposits ($ millions) 12

Deposit Composition
Deposit Composition
Average Cost of Deposits

Demand,
14%
Interest
Bearing
Checking,
18%
Money
Market, 18%
Savings, 8%
Time of
$100K or
more, 13%
Time <
$100K, 28%
12/31/2009
Demand
Deposits,
15%
Interest
Bearing
Checking,
20%
Money
Market, 23%
Savings, 8%
Time of
$100K or
more, 15%
Time <
$100K, 19%
6/30/2012

Loan Growth Loan Growth Loans ($ millions) 14

Loan Composition
Loan Composition
Total Loans 6/30/2012 Total CRE & Construction Loans
Diversified loan portfolio
Construction and LAD composition decreased from 15% in 2007 to 7% at 6/30/2012
Continued focus on C&I lending

Asset Quality Asset Quality 16 Net Charge-Offs / Average Loans & Leases (%) NPAs / Loans & leases + foreclosed real estate (%) ALLL / Nonaccrual loans & leases (%)

Quarterly Loan and Lease
Originations
($ in Millions)
Quarterly Loan and Lease
Originations
($ in Millions)
Loan and Lease Activity Trends
Overall loan originations are up 30% from 2Q 2011
C&I originations are up 72% vs. 2Q 2011
HELOC originations are up 34% versus 2Q 2011

2
nd
Quarter 2012 Highlights
2
nd
Quarter 2012 Highlights
Net interest margin expansion to 4.10%
•
Balance sheet restructure in 4Q 2011
•
Tower purchase accounting
•
Core Tower
•
Core Susquehanna
Continued improvement in credit quality metrics
•
NPA’s declined by $11.4 million in 2Q to 1.26% of loans, leases and foreclosed real estate
•
Strong coverage ratio with allowance representing 150% of nonaccrual loans and leases
Organic loan growth continues for 5
th
consecutive quarter
•
$862 million in new loans and leases originated in 2Q 2012, up 9.2% from 2Q 2011
•
Excluding decrease in real estate construction loans, loans and leases increased by
$121.1 million, or 1.1% from first quarter
•
Organic loan growth of 3.6% YOY
Announced increase in dividend to $0.06 per share

Net Income ($000s) Net Income ($000s) 19

Net Interest Margin Net Interest Margin 20

Efficiency Ratio Efficiency Ratio 21 *Efficiency ratio excludes net realized gain on acquisition, merger related expenses and loss on extinguishment of debt. *

Capital Ratios
Capital Ratios
6/30/2012
Proposed
Minimum Basel
III Requirements*
Management
Minimum Targets
Tangible Common Equity 7.64%** N/A
7.50%
Tier 1 Common/RWA 9.97% 7.00%
8.00%
Tier 1 Leverage 9.95% 4.00%
6.00%
Tier 1 Risk-Based 12.63% 8.50%
9.50%
Total Risk-Based 14.38% 10.50%
11.50%
Capital Planning Priorities
Support continued organic growth
Increase quarterly cash dividends to shareholders
Position for changing regulatory landscape
Consider strategic M&A opportunities
*Including proposed conservation buffers
** Including deferred tax liability associated with intangibles of $49.4 million

Strategic Objectives for 2012 Strategic Objectives for 2012 23

Shareholder Return Shareholder Return Corporate Focus Improving Results 24 Manage Credit Quality Grow Revenue Control Expenses Enhanced Return to Shareholders

Investment Merits
Investment Merits
Deep and proven management team
Diverse footprint with significant franchise value
•
Some of the best markets in the Mid Atlantic region
Revenue growth potential fueled by Main Street Banking
•
Regional banking structure with local market leaders
Successful and proven growth strategy
•
Strong organic deposit and loan growth
•
History of success as a strategic acquirer, including two bank acquisitions in the past year
Attractive valuation
•
Upside capital appreciation and dividend payout

Questions

Additional Materials

2
nd
Quarter 2012 Financial
Highlights
2
nd
Quarter 2012 Financial
Highlights

(Dollars in thousands, except earning per share data)
6/30/2012 3/31/2012 6/30/2011
Balance Sheet:
Loans and Leases 12,585,912 $ 12,521,669 $ 9,636,187 $
Deposits 12,690,524 $ 12,563,541 $ 9,402,515 $
Income Statement:
Net interest income 152,670 $      134,123 $      106,086 $
Provision for loan and lease losses 16,000 $        19,000 $        28,000 $
Pre-tax pre-provision income 71,006 $        53,283 $        41,983 $
GAAP Net Income 37,793 $        23,473 $        11,055 $
GAAP EPS 0.20 $            0.14 $            0.09 $
Quarterly Performance Highlights

Improved Market Position in Focus
Markets
Improved Market Position in Focus
Markets
Sorted by 2011 market rank

MSA 2005 2011 % Change 2005 2011 Change
Current Rank 1-3
Sunbury, PA 18.7% 21.7% 3.0% 1 1 Flat
Hagerstown-Martinsburg, MD-WV 19.0% 30.2% 11.2% 1 1 Flat
Lancaster, PA 12.9% 25.1% 12.2% 3 1 + 2
Chambersburg, PA 13.4% 28.6% 15.2% 5 1 + 4
Cumberland, MD-WV 24.8% 44.0% 19.2% 2 1 + 1
Williamsport, PA 14.2% 13.1% -1.1% 3 3 Flat
York-Hanover, PA 3.5% 12.7% 9.2% 11 3 + 8
Gettysburg, PA 0.0% 10.3% 10.3% N/A 3 N/A
Vineland-Millville-Bridgeton, NJ 0.0% 13.6% 13.6% N/A 3 N/A
Current Rank 4-8
Selinsgrove, PA 8.4% 11.1% 2.7% 5 4 + 1
Pottsville, PA 0.0% 10.6% 10.6% N/A 4 N/A
Harrisburg-Carlisle, PA 0.0% 8.3% 8.3% N/A 5 N/A
Baltimore-Towson, MD 2.0% 1.8% -0.3% 9 7 + 2
Lewisburg, PA 2.5% 2.2% -0.3% 7 7 Flat
Atlantic City-Hammonton, NJ 0.0% 5.1% 5.1% N/A 8 N/A
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 0.4% 2.2% 1.8% 24 8 + 16
Reading, PA 2.9% 3.9% 1.0% 9 8 + 1
Source: SNL Financial
MSA Rank by Market Share Market Share

Deposit Mix & Cost by Product
Deposit Mix & Cost by Product
$ in millions
Avg Bal QTR
INT % QTR
Demand   1,382 0.00%    1,401 0.00%    1,528 0.00%
   1,688 0.00%
1,922 0.00%
Interest Bearing Demand   3,653 0.58%    3,797 0.52%    4,394 0.49%
   4,990 0.46% 5,480 0.39%
Savings      807 0.15%       797 0.14%       876 0.13%       930 0.14% 1,005 0.13%
Certificates of Deposits   3,501 1.62%    3,491 1.55%    3,503 1.29%    3,747 1.29% 4,065 1.13%
Total Interest-Bearing Deposits   7,961 0.99%    8,085 0.93%    8,773 0.77%
   9,667
0.75% 10,550 0.65%
Core Deposits/Total
Loans(excluding VIE)/Deposits
63.2%
99.6%
2Q12
67.4%
99.0%
1Q12 2Q11 3Q11 4Q11
66.0%
98.7%
67.0%
98.9%
62.5%
100.8%

Borrowing Mix & Cost
Borrowing Mix & Cost

$ in millions
Avg Bal QTR
INT % QTR (excludes SWAP expense)
Short-Term Borrowings 668 0.31% 632 0.32% 589 0.30%
642 0.27% 726 0.26%
FHLB Advances 1,116 2.91% 1,115 2.90% 1,163 2.44%
985 0.21% 1,082 0.15%
Long Term Debt 691 5.03% 679 4.78% 666 4.93% 674 5.11% 686 5.01%
Total Borrowings 2,475 2.80% 2,426 2.75% 2,418 2.60% 2,301 1.66% 2,494 1.52%
Off Balance Sheet Swap Impact 625 0.68% 675 0.76% 675 0.75%
675 0.74% 675 0.77%
Total Borrowing Cost
Avg Borrowings / Avg Total
Assets
2Q11 3Q11 4Q11
3.48% 3.51%
17.6% 17.1% 15.8% 14.1%
3.35% 2.40%
2Q12
2.29%
14.0%
1Q12

Quarterly Loan and Lease
Originations
Quarterly Loan and Lease
Originations
Average Balance*
($ in Millions) Balance Originations

Balance Originations    Balance Originations   Balance Originations   Balance Originations
Commercial 1,549     120                1,531     154                1,587       150                1,708        115                1,847       206
Real Estate - Const & Land
750         49                  728         63                  812          92                  863           95                  936          74
Real Estate - 1-4 Family Res
1,410     38                  1,413     55                  1,818       77                  2,033        68                  2,262       101
Real Estate - Commercial 3,286     146                3,264     108                3,348       132                3,872        192                4,350       110
Real Estate - HELOC
802         66                  842         68                  908          65                  1,013        52                  1,128       88
Tax-Free
305         12                  317         7                      330          7                      346           53                  379          22
Consumer Loans
646         101                685         109                709          97                  736           96                  764          116
Commercial Leases
276         79                  285         51                  282          82                  287           76                  306          79
Consumer Leases
390         51                  380         42                  370          43                  367           43                  376          65
VIE
206         - 201         - 193          - 187           -                 180          -
Total 9,620 $  662 $             9,646 $  657 $             10,357 $  745 $             11,412 $  790 $             12,528 $ 862 $
2Q12 1Q12 4Q11 2Q11 3Q11

*By collateral type

Loan Mix & Yield
Loan Mix & Yield
$ in millions
Avg Bal QTR*
INT % QTR
Commercial    1,549 5.10%    1,531 5.38%     1,587 5.31%
     1,708 5.24%     1,847 5.43%
Real Estate - Const & Land       750 4.74%       728 4.74%         812 4.95%         863 5.60%        936 5.66%
Real Estate - 1-4 Family Res    1,410 5.89%    1,413 5.81%     1,818 5.22%      2,033 5.27%     2,262 5.26%
Real Estate - Commercial    3,286 5.51%    3,264 5.47%     3,348 5.45%      3,872 5.46%     4,350 5.78%
Real Estate - HELOC       802 3.61%       842 3.60%         908 3.83%      1,013 3.98%     1,128 3.81%
Tax-Free       305 5.62%       317 6.06%         330 5.11%         346 5.60%        379 5.45%
Consumer Loans       646 6.18%       685 5.61%         709 5.48%         736 5.33%        764 5.21%
Commercial Leases       276 8.11%       285 7.92%         282 7.90%         287 7.98%        306 7.72%
Consumer Leases       390 5.13%       380 4.90%         370 4.75%         367 4.73%        376 4.60%
VIE       206 4.62%       201 4.58%         193 4.54%         187 4.47%        180 4.46%
Total Loans    9,620 5.37%    9,646 5.34% 5.22%    11,412 5.29% 5.33%
2Q12 1Q12 2Q11 3Q11 4Q11

*By collateral type
12,528
10,357

Asset Quality
($ in Millions)
Asset Quality
($ in Millions)
($ in million) 2Q11 3Q11 4Q11 1Q12 2Q12
NPL's Beginning of Period 212.9 $   190.7 $   160.1 $   156.5 $   133.5 $
New NonAccruals 23.4 $     20.4 $     43.8 $     22.3 $      34.5 $
Cure/Exits/Other (8.9) $      (27.4) $    (10.1) $    (28.8) $    (16.8) $
Gross Charge-Offs (26.3) $    (16.2) $    (25.6) $    (11.0) $    (17.3) $
Transfer to OREO (10.4) $    (7.5) $      (11.7) $    (5.5) $       (6.6) $
NPL's End of Period 190.7 $   160.0 $   156.5 $   133.5 $   127.3 $

Non Accruals TDRs

Asset Quality ($ in Millions) Asset Quality ($ in Millions) 35 *Legacy Susquehanna OAEM* Subtandard* Past Due 30-89 days Past due 90 days or more

Investment Securities
Investment Securities
$ in millions
EOP Balance
QTR Yield
Total Investment Securities $2,624 $2,700 $2,432 $2,766 $2,875
Duration (years) 3.9 3.6 3.5 3.6         3.6
Yield 3.61% 3.32% 3.02% 3.09% 2.92%
Unrealized Gain/(Loss) $25.50 $42.00 $32.30 $30.80 $40.80
2Q12 2Q11 3Q11 4Q11 1Q12

Earnings Drivers
Earnings Drivers
($000)
2Q11 3Q11 4Q11 1Q12 2Q12
2013
Targets –
Quarterly
Average
Avg. interest-earning assets
12,171,868 12,275,793 13,128,969 14,065,583 15,332,806 16,500,000
Net interest margin (FTE)
3.62% 3.58% 3.59% 3.94% 4.10% 3.85%
Net interest income 106,086 106,839 115,201 134,123 152,670 155,000
Noninterest income 37,054 36,800 32,204* 39,515 39,811 41,000
Total revenue 143,140 143,639 147,405 173,638 192,481 196,000
Noninterest expense 101,157 100,745 100,164* 108,876* 118,157* 116,000
Pre-tax, pre-provision income 41,983 42,894 47,241* 64,762* 74,324* 80,000
Provision for loan losses 28,000 25,000 22,000 19,000 16,000
Pre-tax income 13,983 17,894 25,241* 45,762* 58,324*
* Core: excludes merger-related expenses, net gain on acquisition and loss on extinguishment of debt
FTE margin 3.96%
Loan growth 25%*
Deposit growth 26%*
Non-interest income growth -14%*
Non-interest expense growth 0%*
Tax rate 31%
*The growth percentages included in these financial targets are based upon 2011 reported numbers and not core numbers.  These percentages do not include any one-time merger-
related costs in 2012.

2012 Financial Targets